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                        SUPPLEMENT DATED MARCH 4, 1996
                      TO PROSPECTUS DATED NOVEMBER 1, 1995
                             THE LEGENDS FUND, INC.

     The prospectus is hereby supplemented as follows:

     By substituting the following language for the second paragraph under the caption "The Fund" on page 1:

     ARM Capital Advisors, Inc. (Manager) serves as investment manager to all the Portfolios of the Fund and has entered into a sub-advisory agreement with a professional adviser for each Portfolio. Such advisers are individually called a Sub-Adviser and, collectively, the Sub-Advisers. The Manager provides the Fund with supervisory and management services. ARM Financial Group, Inc. (ARM) is the parent of the Manager. See "Management of the Fund."

     By substituting the following language for the two paragraphs titled "Integrity Life Insurance Company" under "Management of the Fund" on page 22:

     ARM CAPITAL ADVISORS, INC., 200 Park Avenue, 20th Floor, New York, New York 10166, serves as investment manager to all the Portfolios of the Fund. ARM, the parent of the Manager, is a financial services company providing retail and institutional products and services to the long-term savings and retirement market. The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P. and MSCP III 892 Investors, L.P., investment funds sponsored by Morgan Stanley Group, Inc. (Morgan Stanley), own approximately 91% of the outstanding shares of voting stock of ARM. The address of ARM is 239 S. Fifth Street, 12th Floor, Louisville, Kentucky 40202. The address of each of Morgan Stanley and the investment funds sponsored by it is 1221 Avenue of the Americas, New York, New York 10020.

     The Manager assumed the duties and responsibilities of Integrity as investment manager to the Fund on February 1, 1996, following an internal reorganization. Both the Manager and Integrity are wholly-owned subsidiaries of ARM. The transaction involving the transfer of duties and responsibilities to the Manager did not result in a change in the actual management or control of the investment manager of the Fund; there was no change in the management or personnel actually providing advisory services to the Fund; and there was no change in the terms of the Fund's management agreement, including no change in the compensation received by the investment manager. The Manager commenced investment advisory operations on January 5, 1995, on which date it acquired the domestic fixed income unit of Kleinwort Benson Investment Management Americas Inc. The Manager is also the investment adviser to the mutual funds comprising the State Bond Group.
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     On August 25, 1994, Integrity purchased for its own account approximately
     450,000 shares of the Morgan Stanley Worldwide High Income Portfolio, at net asset value, for an aggregate purchase price of $4.5 million. Integrity has indicated that it will vote all of the shares that it owns for its own account in the Portfolio on any matter requiring the vote of shareholders in the same proportion as votes are cast by certificate holders relating to the Portfolio. Integrity has also indicated that it intends to redeem its shares on a dollar-for-dollar basis to the extent, and at the same time as, the Portfolio has sales in respect of certificate holders. As of January 30, 1996, approximately 133,044 shares, having a fair value of approximately $1.59 million and constituting approximately 22.7% of the outstanding shares of the Portfolio, were held by Integrity for its own account.

     The prospectus is hereby further supplemented as follows:

          On February 16, 1996, the Board of Directors of the Fund voted to terminate the subadvisory agreements with the Sub-Advisers for Mitchell Hutchins Fixed Income Portfolio (the Fixed Income Portfolio) and Mitchell Hutchins Money Market Portfolio (the Money Market Portfolio). The two sub-advisory agreements will terminate effective as of March 31, 1996.

          As of April 1, 1996 (the Effective Date), J.P. Morgan Investment Management Inc. (J.P. Morgan) will become the Sub-Adviser for the Fixed Income Portfolio, and the name of the Portfolio will be changed to "Pinnacle Fixed Income Portfolio." The Fund's Board of Directors also voted to amend the Management Agreement between the Fund and the Manager to reduce the annual advisory fee relating to the Fixed Income Portfolio from .90% to .70% of average net assets, effective as of the Effective Date.
     The Manager will compensate J.P. Morgan for its serves as Sub-Adviser to the Fixed Income Portfolio at the annual rate of .50% of average net assets of the Portfolio.

          J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, New York 10036, is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, a bank holding company organized under the laws of Delaware. J.P. Morgan offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients. As of December 31, 1995, J.P. Morgan had assets under management of over $139 billion.

          The following persons will be primarily responsible for the day-to-day management and implementation of J.P. Morgan's process for the Fixed Income Portfolio (business experience for the past two years is indicated parenthetically): Ron Arons, Vice President (employed by J.P. Morgan since September 1994, previously a portfolio manager with MetLife Investment Management Corp.) and Arun Lyng, Vice President (employed by J.P. Morgan since March 1992, previously a portfolio manager with Aetna Capital Markets).

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          As of the Effective Date, the Manager will manage the Money Market
     Portfolio directly without any Sub-Adviser, and the name of the Portfolio will be changed to "ARM Capital Advisors Money Market Portfolio." The Fund's Board of Directors also voted to amend the Management Agreement between the Fund and the Manager to reduce the annual advisory fee relating to the Money Market Portfolio from .65% to .50% of average net assets, effective as of the Effective Date.

          The Board of Directors of the Fund has called a special meeting of shareholders of each of the Fixed Income and Money Market Portfolios for the purpose of approving the respective new advisory arrangements described above for each Portfolio. The special meeting has been scheduled for May 17, 1996, and the record date for shareholders entitled to notice of and to vote at the special meeting is April 10, 1996.

     The following is a statement of the investment objective of the Fixed Income Portfolio and a description of the investment process to be implemented by J.P. Morgan which, as of the Effective Date, will replace the section of the prospectus entitled "Investment Objective and Policies -- Mitchell Hutchins Fixed Income Portfolio":

     PINNACLE FIXED INCOME PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital. The Portfolio invests primarily in corporate debt securities; U.S. Government securities (including mortgage-backed securities issued by the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation); obligations of other governmental issuers such as the Federal Farm Credit System and the Federal Home Loan Banks; asset-backed securities; repurchase agreements with respect to securities in which the Portfolio may invest; and instruments used in certain hedging and related income strategies. The Portfolio may also invest in certain private placements and in debt securities of foreign governments and governmental entities. See "Description of Various Securities and Investment Techniques." The Portfolio will principally invest in securities rated at least investment grade, or, if not rated, determined by the Sub-Adviser to be of comparable quality. However, the Portfolio may invest up to 15% of its total assets in securities rated below investment grade or of equivalent quality, if not rated, including defaulted securities. Lower rated securities involve greater risks than do higher rated securities, in that they are especially subject to adverse changes in general conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. For a more in-depth discussion of the risks inherent in investing in lower quality debt securities, see "Description of Various Securities and Investment Techniques -- Debt Securities" in the prospectus. The Sub-Adviser may purchase money market instruments as part of its management of the Portfolio's duration, to invest temporary cash balances or to

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     maintain liquidity to meet redemptions.  However, the Portfolio may also invest in money market instruments without limitation as a temporary defensive measure taken in the Sub-Adviser's judgment during, or in anticipation of, adverse market conditions. These money market investments include obligations of the U.S. Government and its agencies and instrumentalities, other debt securities, commercial paper, bank obligations and repurchase agreements.

     The Portfolio may engage in certain strategies involving options (both exchange-traded and OTC) to attempt to enhance income. The Portfolio also may attempt to reduce the overall risk of its investments (hedge) by using options and futures contracts. The Portfolio also may use forward currency contracts and foreign currency options, futures contracts and options thereon to attempt to hedge against movements in exchange rates. The Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. For more information about these investment techniques and the special risks related thereto, see "Description of Various Securities and Investment Techniques" in the prospectus.

     J.P. Morgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. For fixed income portfolios, this process focuses on systematic analysis of real interest rates, sector diversification, and quantitative and credit analysis.

     J.P. Morgan will actively manage the Portfolio's duration, the allocation of securities across market sectors, and the selection of specific securities within sectors. Based on fundamental, economic and capital markets research, J.P. Morgan will adjust the duration of the Portfolio in light of market conditions and its interest rate outlook. For example, if interest rates are expected to fall, the duration may be lengthened to take advantage of the expected associated increase in bond prices. J.P. Morgan will also actively allocate the Portfolio's assets among the broad sectors of the fixed income market including, but not limited to, U.S. Government and agency securities, corporate securities, private placements, asset-backed and mortgage-related securities. Specific securities which the Sub-Adviser believes are undervalued will be selected for purchase within the sectors using advanced quantitative tools, analysis of credit risk, the expertise of a dedicated trading desk, and the judgment of fixed income portfolio managers and analysts. Under normal circumstances, the Sub-Adviser intends to keep the Portfolio essentially fully invested with at least 65% of the Portfolio's assets invested in fixed income securities.

     Duration is a measure of the weighted average maturity of the bonds held in the Portfolio and can be used as a measure of the sensitivity of the Portfolio's market value to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates. Under normal market conditions the Portfolio's duration will range between one year shorter and one year longer than the duration of the U.S. Investment Index.

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     Currently, the index's duration is approximately 4.5 years. The maturities of the individual securities in the Portfolio may vary widely, however.

     J.P. Morgan intends to manage the Portfolio actively in pursuit of the Portfolio's investment objective. Portfolio transactions are undertaken principally to accomplish the Portfolio's objective in relation to expected movements in the general level of interest rates, but the Portfolio may also engage in short-term trading consistent with its objective. To the extent the Portfolio engages in short-term trading, it may realize short-term capital gains or losses and incur increased transaction costs.

     The section of the prospectus entitled "Description of Various Securities and Investment Techniques" is supplemented, as of the Effective Date, to change each reference to "Mitchell Hutchins Fixed Income Portfolio" to "Pinnacle Fixed Income Portfolio" and to change each reference to "Mitchell Hutchins Money Market Portfolio" to "ARM Capital Advisors Money Market Portfolio." In addition, that section is supplemented in "Foreign Government Securities" to indicate that Pinnacle Fixed Income Portfolio may invest up to 10% of its total assets in foreign government securities.

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